Condensed Statement of Operations (Unaudited) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Condensed Statement of Operations (Unaudited)
REVENUES	$ 0	$ 0
COST OF SALES	0	0
GROSS PROFIT	0	0
Operating Expenses
Total operating expense	0	0
Loss from operations	0	0
OTHER INCOME (EXPENSES)
Total other income (expense)	0	0
Income (Loss) from operations	0	0
NET INCOME (LOSS)	$ 0	$ 0
Weighted average number of common shares outstanding - diluted	329,396,652	329,396,652